THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the AMG SouthernSun Small Cap Fund, a series of AMG Funds, into the SouthernSun Small Cap Fund, a scries of the Trust and (ii) the AMG SouthernSun U.S. Equity Fund, a series of AMG Funds, into the SouthernSun U.S. Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ William M. Doran	Date:	Oct. 19	, 2020
William M. Doran Trustee

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the AMG SouthernSun Small Cap Fund, a series of AMG Funds, into the SouthernSun Small Cap Fund, a series of the Trust and (ii) the AMG SouthernSun U.S. Equity Fund, a series of AMG Funds, into the SouthernSun U.S. Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Jon C. Hunt	Date:	October 19	, 2020
Jon C. Hunt Trustee

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the AMG SouthernSun Small Cap Fund, a series of AMG Funds, into the SouthernSun Small Cap Fund, a series of the Trust and (ii) the AMG SouthernSun U.S. Equity Fund, a series of AMG Funds, into the SouthernSun U.S. Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Thomas P. Lemke	Date:	10/29	, 2020
Thomas P. Lemke Trustee

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the AMG SouthernSun Small Cap Fund, a series of AMG Funds, into the SouthernSun Small Cap Fund, a series of the Trust and (ii) the AMG SouthernSun U.S. Equity Fund, a series of AMG Funds, into the SouthernSun U.S. Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Jay C. Nadel	Date:	October 19	, 2020
Jay C. Nadel Trustee

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the AMG SouthernSun Small Cap Fund, a series of AMG Funds, into the SouthernSun Small Cap Fund, a series of the Trust and (ii) the AMG SouthernSun U.S. Equity Fund, a series of AMG Funds, into the SouthernSun U.S. Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Randall S. Yanker	Date:	October 26	, 2020
Randall S. Yanker

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned officer of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the AMG SouthernSun Small Cap Fund, a series of AMG Funds, into the SouthernSun Small Cap Fund, a series of the Trust and (ii) the AMG SouthernSun U.S. Equity Fund, a series of AMG Funds, into the SouthernSun U.S. Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Michael Beattie	Date:	October 20	, 2020
Michael Beattie President

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned officer of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the AMG SouthernSun Small Cap Fund, a series of AMG Funds, into the SouthernSun Small Cap Fund, a series of the Trust and (ii) the AMG SouthernSun U.S. Equity Fund, a series of AMG Funds, into the SouthernSun U.S. Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Stephen Connors	Date:	October 22	, 2020
Stephen Connors Treasurer, Controller and Chief Financial Officer